Exhibit 99.1
PHH Corporation Announces Amortization of Series 2006-1 Notes
Issued Under Chesapeake Funding Program
Commercial Fleet Assets Eligible for TALF
Mt. Laurel, NJ, March 27, 2009 (Business Wire) — PHH Corporation (NYSE:PHH) today reported that following the March 19, 2009, announcement by the Federal Reserve Bank of New York of the expansion of the Term Asset Backed Securities Loan Facility (“TALF”) to include asset backed securities (“ABS”) backed by commercial fleet leases and the implementation and pricing of the first TALF transaction last week, we elected to allow the Series 2006-1 notes issued by Chesapeake Funding LLC (“Chesapeake”) with a total capacity and outstanding amount of $2.3 billion to amortize in accordance with their terms effective March 27, 2009.
While we intend to continue our negotiations with the Chesapeake lenders to renew all or a portion of the Series 2006-1 notes or the Series 2006-2 notes on terms acceptable to us, we are also pursuing alternative sources of potential funding, including anticipated TALF issuances during the second quarter of this year, although, there are no assurances that we will be successful in these funding efforts.
During the amortization period, we will be unable to borrow additional amounts under the Chesapeake vehicle management asset-backed debt arrangement. In addition, the Series 2006-1 notes will be repaid as lease payments are received over the lease term of the vehicle leases and related assets that back such notes. Amortization of the Series 2006-1 notes will not result in a breach of any covenants or the capacity reduction on any of our other borrowing arrangements.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top ten retail originators of residential mortgages in the United States.1 Its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the Company and its subsidiaries please visit www.phh.com.

[1]	Inside Mortgage Finance, Copyright 2009
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include our statements regarding our intention to continue our negotiations with our existing Chesapeake lenders and our intent to pursue alternative sources of funding, including TALF. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.
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Contact Information:
Investors:
Nancy R. Kyle
856-917-4268
Media:
Karen K. McCallson
856-917-8679